SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

THE ADVISORS’ INNER CIRCLE FUND III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

CHIRON CAPITAL ALLOCATION FUND

CHIRON SMiD OPPORTUNITIES fuND

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Joint Special Meeting of Shareholders (the “Meeting”) of the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund (each, a “Fund” and together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”). The Meeting is scheduled for 10:00 a.m., Eastern Time, on Thursday, February 27, 2020. If you are a shareholder of record of the Fund as of the close of business on Friday, December 27, 2019, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Chiron Investment Management, LLC (“Chiron”) currently serves as investment adviser to the Funds. At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of each Fund, and Chiron (the “Proposal”). The New Agreement has the same advisory fee as, and otherwise does not materially differ from, the current investment advisory agreement (the “Current Agreement”) between the Trust, on behalf of the Funds, and Chiron. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Current Agreement may be deemed to terminate as a result of an upcoming transaction involving a change in the ownership of Chiron.

The Board of Trustees of The Advisors’ Inner Circle Fund III has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares in person. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-877-9-CHIRON (1-855-924-4766).

Sincerely,

Michael Beattie
President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

2

CHIRON CAPITAL ALLOCATION Fund

CHIRON SMID OPPORTUNITIES FUND

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 27, 2020

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund (each, a “Fund” together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on Thursday, February 27, 2020, at 10:00 a.m., Eastern time.

At the Meeting, shareholders of record of the Fund (“Shareholders”) will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Funds, and Chiron Investment Management, LLC, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly in person. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, Internet or telephone or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on Friday, December 27, 2019 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on February 27, 2020.

The proxy statement is available at www.proxyvote.com

By Order of the Board of Trustees

Michael Beattie
President

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the Chiron Capital Allocation Fund and/or the Chiron SMid Opportunities Fund (each a “Fund” and together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”).

QUESTIONS AND ANSWERS

Q.	Why am I being asked to vote on a new advisory agreement for my Fund(s)?

A.	Chiron Investment Management, LLC (“Chiron”) serves as investment adviser to the Funds. Chiron Global Investors, LLC, Chiron’s corporate parent, and Franklin Square Holdings, L.P. (“FSH”) have entered into an agreement, pursuant to which FSH will acquire one-hundred percent (100%) of the issued and outstanding equity interests of Chiron (the “Transaction”). The Transaction is expected to close in the first quarter of 2020, pending satisfaction of all closing conditions, including Shareholder approval of the Proposal. Chiron will operate as a wholly-owned subsidiary of FSH after the Transaction closes. You are being asked to approve a new investment advisory agreement for your Fund(s) (the “New Agreement”) because the Transaction may be considered to result in a change of control of Chiron under the Investment Company Act of 1940, as amended, and accordingly in the assignment and automatic termination of the investment advisory agreement pursuant to which Chiron provides investment advisory services to each Fund (the “Current Agreement”). Shareholder approval of the New Agreement will enable Chiron to continue to serve as investment adviser to the Funds following the closing of the Transaction.

Q.	How has the Transaction affected me as a shareholder?

A.	The Transaction will not result in any changes to the organization or structure of the Funds. You will still own the same shares in the same Fund(s). If the New Agreement is approved, Chiron will continue to provide advisory services to each Fund on the same terms, and at the same advisory fee rate, as Chiron provides such services under the Current Agreement, and the portfolio managers of the Funds will not change.

Q.	How does the New Agreement differ from the Current Agreement?

A.	The terms of the New Agreement are identical to the terms of the Current Agreement, except with respect to the date.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration, the Board of Trustees of the Trust (the “Board”) unanimously approved the New Agreement at a meeting held on December 11-12, 2019, and recommend that you vote “FOR” the approval of the New Agreement. Please see “Board Considerations in Approving the New Agreement” in the enclosed proxy statement for more information.

Q.	What happens if the New Agreement is not approved?

A.	If the New Agreement is not approved by shareholders, Chiron will continue to provide services to each Fund under the Current Agreement until its term expires or is otherwise terminated, and the Board will consider what further action is in the best interests of each Fund and its shareholders, including resubmitting the New Agreement to shareholders for approval.

Q.	Will my vote make a difference?

A.	Yes. Every vote is important and we encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations. The Funds have retained the proxy communications and solicitation advisory firm Broadridge Financial Solutions, Inc. (“Broadridge”) to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by Broadridge for the Proposal and related costs is approximately $80,000, which will be borne by Chiron and FSH.

Q.	How do I place my vote?

A.	You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.	Whom do I call if I have questions?

A.	If you need additional voting information, please call (855) 601-2248 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

2

CHIRON CAPITAL ALLOCATION Fund

CHIRON SMID OPPORTUNITIES FUND

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 27, 2020

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Trust”) for use at the Joint Special Meeting of Shareholders of the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund (each, a “Fund” together, the “Funds”) to be held on Thursday, February 27 at 10:00 a.m., Eastern time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of each Fund at the close of business on Friday, December 27, 2019 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about Friday, January 17, 2020.

The Trust currently offers one class of shares of beneficial interest of each Fund (“Shares”): Class I Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Funds had the following Shares issued and outstanding:

Fund	Class I Shares Issued and Outstanding
Chiron Capital Allocation Fund	111,617,948.518
Chiron SMid Opportunities Fund	1,053,226.018

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

PROPOSAL – APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of Chiron Investment Management, LLC

Chiron Investment Management, LLC (“Chiron”) serves as investment adviser to the Funds. Chiron Global Investors, LLC, Chiron’s corporate parent, and Franklin Square Holdings, L.P. (“FSH”) have entered into an agreement, pursuant to which FSH will acquire one-hundred percent (100%) of the issued and outstanding equity interests of Chiron (the “Transaction”). The Transaction is expected to close in the first quarter of 2020, pending satisfaction of all closing conditions, including Shareholder approval of the Proposal. Chiron will operate as a wholly-owned subsidiary of FSH after the Transaction closes.

FSH is an investment firm founded in 2007 and sponsors investment funds with aggregate assets under management exceeding $23 billion as of March 31, 2019. FSH has formed strategic partnerships with institutional managers to support its multiple strategies and various investment structures designed for financial advisors, individuals and institutions, including business development companies, interval funds, mutual funds, and REIT. FSH also focuses on setting industry standards for investor protection, education and transparency.

Chiron believes the Transaction will benefit Shareholders in the following respects, among others:

•	Chiron will have access to the greater financial resources of FSH, which is expected to allow Chiron to grow the research and investment management capabilities it provides to the Funds.
•	Chiron will have access to the systems and personnel of FSH, which is expected to allow Chiron to manage the operations of the Funds more efficiently.
•	Chiron will have access to the new distribution networks and investor relationships provided by FSH, which offer the potential to increase Fund assets and achieve economies of scale.
•	Each Fund’s portfolio managers will manage the Fund after the Transaction closes, which will allow Shareholders to experience continuity of management of their Fund.

The Transaction may be deemed to result in a change of control of Chiron under the 1940 Act, resulting in the assignment, and automatic termination, of the advisory agreement between the Trust, on behalf of the Funds, and Chiron (the “Current Agreement”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, Shareholders of the Funds are being asked to approve a new advisory agreement between the Trust, on behalf of the Funds, and Chiron (the “New Agreement”) so that Chiron’s management of the Funds may continue without any interruption. Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting held on December 11-12, 2019 (the “Board Meeting”), the Board approved the New Agreement, to become effective upon the later of Shareholder approval of the New Agreement or the closing of the Transaction. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Funds’ Shareholders.

The Transaction is not expected to result in any changes to the organization or structure of the Funds. You still will own the same shares in the same Funds. If the New Agreement is approved, Chiron will continue to serve as the Funds’ investment adviser, and none of the Funds’ other service providers are expected to change in connection with the Transaction. Under the New Agreement, Chiron will provide the same advisory services to the Funds on the same terms as Chiron provides such services under the Current Agreement. The advisory fee rate paid by the Funds to Chiron under the Current Agreement will remain unchanged under the New Agreement.

If the New Agreement is not approved by Shareholders, the Board will consider such further action as it deems in the best interests of Shareholders, which may include resubmitting the New Agreement to Shareholders for approval.

Required Vote

Shareholders of each Fund will vote separately on the Proposal. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal with respect to a Fund requires the affirmative vote of a 1940 Act Majority of the Fund’s shares. Accordingly, the purpose of this Proxy Statement is to submit the New Agreement to a vote of each Fund’s Shareholders pursuant to the requirements of the 1940 Act described above. Approval of the Proposal by Shareholders of one Fund is not contingent upon the approval of the Proposal by Shareholders of the other Fund. If Shareholders of only one Fund approve the Proposal, the Board will consider such further action as it deems in the best interests of Shareholders, which may include resubmitting the New Agreement to Shareholders of the applicable Fund for approval.

Voting Authority of Chiron Officers and Employees

Certain officers and employees of Chiron collectively own approximately 67.3% of the Chiron SMid Opportunities Fund’s outstanding shares as of the Record Date. Therefore, these officers and employees collectively own greater than a 1940 Act Majority of the Chiron SMid Opportunities Fund’s outstanding shares and have the ability to determine whether the Proposal is approved with respect to that Fund. Certain of these Chiron officers and employees will receive a financial benefit in connection with the closing of the Transaction, and the approval of the New Agreement with respect to each Fund is a condition precedent to the closing of the Transaction.

Chiron does not own shares of the Chiron SMid Opportunities Fund. Pursuant to its own policies and procedures, Chiron has determined, after reviewing all relevant information, that no material conflicts of interest arise between shareholders unaffiliated with Chiron and Chiron with respect to the Proposal.

Description of the Material Terms of the Current Agreement and the New Agreement

The Current Agreement, dated October 30, 2015, was initially approved by the Board for a term of two years on September 17, 2015 with respect to the Chiron Capital Allocation Fund. The Current Agreement was initially approved by the Board for a term of two years on September 14, 2017 with respect to the Chiron SMid Opportunities Fund. The Current Agreement was approved by each Fund’s initial shareholder before the Fund commenced investment operations.

The New Agreement will become effective upon the later of its approval by the Funds’ Shareholders or the closing of the Transaction. The terms of the New Agreement are identical to the terms of the Current Agreement, except with respect to the date. Set forth below is a summary of material terms of the New Agreement. The form of the New Agreement is included as Appendix A. Although the summary of material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A, Shareholders should still read the summary below carefully.

The advisory fee rate under the Current Agreement and the New Agreement is the same. The annualized advisory fee rate paid to Chiron by the Trust will remain at 0.95% of the Chiron Capital Allocation Fund’s average daily net assets and 0.90% of Chiron SMid Opportunities Fund’s average daily net assets. In addition, the Fund’s operating expenses are not expected to increase as a result of the Transaction or entering into the New Agreement.

The New Agreement would require Chiron to provide the same services as Chiron provided under the Current Agreement. Chiron shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund’s assets consistent with the investment objectives and policies of each Fund.

The New Agreement has the same duration and termination provisions as the Current Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of each Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by Chiron, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

The New Agreement subjects Chiron to the same standard of care and liability to which it was subject under the Current Agreement.

Information on Investment Advisory Fees Paid

The following table shows: (i) the dollar amount of fees paid to Chiron by each Fund pursuant to the Current Agreement; (ii) the dollar amount waived by Chiron pursuant to a contractual fee waiver agreement in place for the Chiron SMid Opportunities Fund (the “Fee Waiver Agreement”); and (iii) the dollar amount of net advisory fees paid to Chiron by each Fund, each for the most recent fiscal year ended October 31, 2019:

Fund Name	Advisory Fees Paid	Advisory Fees Waived	Net Advisory Fees Paid
Chiron Capital Allocation Fund	$15,509,854	$0	$15,509,854
Chiron SMid Opportunities Fund	$97,154	($92,619)	$4,535

If the Proposal is approved by Shareholders of each Fund and the Transaction closes, Chiron has agreed to maintain the Fee Waiver Agreement until at least February 28, 2021.

Information about Chiron

Chiron, a Delaware limited liability company formed in 2015 and located at 1350 Avenue of the Americas, Suite 700, New York, New York 10019, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. As of October 31, 2019, Chiron had approximately $1.83 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of Chiron, as currently expected to be effective upon the closing of the Transaction. Except as otherwise noted below, the principal business address of each principal executive officer and director of Chiron is 1350 Avenue of the Americas, Suite 700, New York, New York 10019.

Name	Position Held With Chiron
Michael Forman*	Chief Executive Officer
Enrico Gaglioti	President
Ryan Caldwell	Chief Investment Officer
Kristen Richards	Chief Compliance Officer
Philip Browne*	Chief Financial Officer
Scott Wen	Chief Risk Officer

*	Principal business address is 201 Rouse Boulevard, Philadelphia, PA 19112.

No officers or directors of the Trust hold positions with Chiron. Further, Chiron does not advise any other mutual funds with a similar investment objective as the Funds.

Section 15(f) of the 1940 Act

Because the Transaction may be considered to result in a change of control of Chiron under the 1940 Act resulting in the assignment of the Current Agreement, Chiron intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Chiron has confirmed for the Board that the Transaction, if consummated, will not impose an unfair burden on either Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company's board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. Chiron has confirmed for the Board that Chiron anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of Chiron.

Board Considerations in Approving the New Agreement

In preparation for the Board Meeting, the Trustees requested that Chiron and FSH furnish information necessary to evaluate the terms of the New Agreement. The Trustees used this information, as well as other information that other service providers of the Funds submitted to the Board in connection with the Board Meeting and other meetings held since the most recent renewal of the Current Agreement, to help them decide whether to approve the New Agreement for an initial two-year term. In recognition of the fact that the Transaction was in progress and had not been consummated at the time of the Board Meeting and that the Board was being asked to approve the New Agreement with Chiron as it was expected to exist after the consummation of the Transaction, the materials provided by Chiron addressed both Chiron as it existed at the time of the Board Meeting and Chiron as it was expected to exist after the consummation of the Transaction.

Specifically, the Board requested and received written materials from Chiron and FSH regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that Chiron and FSH were undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by Chiron under the New Agreement; (iii) FSH’s operations and financial condition and Chiron’s expected operations within the FSH organization after the Transaction; (iv) the proposed advisory fee to be paid to Chiron under the New Agreement; (vi) Chiron’s compliance program; and (viii) Chiron’s investment management personnel.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by Chiron, FSH and other service providers of the Funds, approved the New Agreement. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and Chiron. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Chiron; (ii) the investment performance of the Fund and Chiron; and (iii) the fee to be paid to Chiron under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from Chiron that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by Chiron that are discussed below; (ii) Chiron did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Funds were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services Provided by Chiron

In considering the nature, extent and quality of the services to be provided by Chiron, the Board reviewed the portfolio management services to be provided by Chiron to the Funds, including the quality of the continuing portfolio management personnel, the resources available to Chiron after the consummation of the Transaction and Chiron’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Agreement, and noted that the New Agreement does not materially differ from the Current Agreement. The Trustees also reviewed Chiron’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (Form ADV) for Chiron also was available to the Board. The Trustees also considered other services to be provided to the Funds by Chiron such as monitoring adherence to the Funds’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Fund by Chiron under the New Agreement would be satisfactory.

Investment Performance of Chiron

In connection with its most recent approval of the continuation of the Current Agreement and other meetings held during the course of the trailing 12-month period, the Board was provided with reports regarding each Fund’s performance over various time periods. As part of these meetings, Chiron and its representatives provided information regarding and, as applicable, led discussions of factors impacting, Chiron’s performance for the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that it was appropriate to take into account its consideration of Chiron’s performance at meetings held prior to the Board Meeting. In doing so, the Trustees determined that Chiron’s performance was satisfactory, or, where Chiron’s performance was materially below a Fund’s benchmarks and or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by Chiron in an effort to improve performance. Based on this information and Chiron’s representation that the portfolio managers for the Funds were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that Chiron had been able to achieve for each Fund were sufficient to support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fee payable to Chiron under the New Agreement is the same as the investment advisory fee payable to Chiron under the Current Agreement. With respect to profitability and economies of scale, the Board considered Chiron’s profitability and economies of scale from its management of the Funds when it most recently approved the continuation of the Current Agreement, but determined that such profitability and economies may change as a result of the changes to Chiron’s ownership structure and operations that will occur after the consummation of the Transaction. Accordingly, the Trustees did not make any conclusions regarding Chiron’s profitability, or the extent to which economies of scale would be realized by Chiron as the assets of the Funds grow, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by Chiron to the Funds and that the appointment of Chiron and the approval of the New Agreement would be in the best interest of the Funds and their Shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of Chiron as investment adviser to the Funds, and (b) the New Agreement.

In evaluating the background and conclusions discussed above, Shareholders should consider:

•	In reaching its determination regarding the approval of the New Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•	In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Funds’ administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Funds’ distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

Chiron and FSH will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Funds will not incur any of these expenses.

Commissions Paid to Affiliated Brokers

During the Funds’ most recently completed fiscal year ended October 31, 2019, the Funds did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Chiron Capital Allocation Fund – Class I Shares

Name and Address	Number of Shares	Percent
MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	27396974.433	24.55%
SPEC CDY A/C EXCL BEN CUST OF UBSFSI ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	20377996.387	18.26%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUST 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	20177837.367	18.08%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	17430440.841	15.62%

Chiron SMid Opportunities Fund – Class I Shares

Name and Address	Number of Shares	Percent
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	447534.515	42.49%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	349324.931	33.17%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Funds’ annual report dated October 31, 2019, which covers the period from November 1, 2018 to October 31, 2019, or semi-annual report dated April 30, 2019, which covers the period from November 1, 2018 to April 30, 2019, Shareholders may call 1-877-9-CHIRON (1-877-924-4766) or write to the Funds at: Chiron Funds, P.O. Box 588, Portland, ME 04112.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Funds at 1-877-9-CHIRON (1-877-924-4766)

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers of the Trust, who will not be paid for these services, or by Trust service providers. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Chiron and FSH, not the Funds.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of a Fund holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

As used above, “broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.

Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. Chiron and FSH will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Funds.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

Appendix A

FORM OF

investment ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this ___th day of ______, 2020 by and between The Advisors’ Inner Circle Fund III (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Chiron Investment Management, LLC (the “Adviser”), a registered investment adviser with its principal place of business at 1350 Avenue of the Americas, Suite 700, New York, New York 10019.

W I T N E S S E T H

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (the “Fund”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1. The Adviser’s Services.

(a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise its right to control the overall management of the Fund.

(b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting the Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund’s securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

The Adviser is authorized to instruct the Fund’s custodian and/or broker(s) to forward promptly to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Adviser may also instruct the Fund’s custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Adviser has the authority to engage a service provided to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund’s custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser’s discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

(d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide upon request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust’s Board. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by the Fund.

3. Information and Reporting. The Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s chief compliance officer immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b) Board and Filings Information. The Adviser will provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4. Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7. Representations, Warranties and Covenants.

(a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current Part II and will, promptly after filing any amendment to its Form ADV with the SEC updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c) Fund Disclosure Documents. The Adviser has reviewed, and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the “Disclosure Documents”) and represents and warrants that such Disclosure Documents contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Use Of The Name “Chiron”. The Adviser has the right to use the name “Chiron” in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Chiron” in connection with the management and operation of the Fund. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Chiron.”

(e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

(h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8. The Name “Chiron”. The Adviser grants to the Trust a license to use the name “Chiron” (the “Name”) as part of the name of the Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of the Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9. Adviser’s Compensation. The Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13. Certain Definitions. For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Liability of the Adviser.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund’s Disclosure Documents.

(b) The Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c) The Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an “Indemnified Party”) against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Adviser’s performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

15. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

17. Change in the Adviser’s Ownership. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to such change being effected.

18. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware and the Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

19. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[This space intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

THE ADVISORS’ INNER CIRCLE FUND III, on behalf of the Fund(s) listed on Schedule A

By:
Name:
Title:

CHIRON INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT

dated [          ], 2020 between

THE ADVISORS’ INNER CIRCLE FUND III

And

CHIRON INVESTMENT MANAGEMENT, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance the following fee schedule:

Fund	Rate
Chiron Capital Allocation Fund	0.95%
Chiron SMid Opportunities Fund	0.90%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E88912-S97315

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CHIRON CAPITAL ALLOCATION FUND CLASS I

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.	For	Against	Abstain
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Chiron Investment Management, LLC.	☐	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 27, 2020. The proxy statement for this Meeting is available at: www.proxyvote.com.

E88913-S97315

Chiron Capital Allocation Fund

A SERIES OF THE ADVISORS' INNER CIRCLE FUND III

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher, as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Chiron Capital Allocation Fund (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on February 27, 2020, at 10:00 a.m. Eastern Time (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof.

The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.

Continued and to be signed on reverse side

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E88914-S97315

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CHIRON SMID OPPORTUNITIES FUND CLASS I

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.	For	Against	Abstain
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Chiron Investment Management, LLC.	☐	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 27, 2020. The proxy statement for this Meeting is available at: www.proxyvote.com.

E88915-S97315

Chiron SMid Opportunities Fund

A SERIES OF THE ADVISORS' INNER CIRCLE FUND III

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, Dianne Descoteaux, James Bernstein and Matthew Maher, as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Chiron SMid Opportunities Fund (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on February 27, 2020, at 10:00 a.m. Eastern Time (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof.

The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.

Continued and to be signed on reverse side